FIRST AMENDMENT
                                     TO THE
                          CCC INFORMATION SERVICES INC.
                   401(K) RETIREMENT SAVINGS & INVESTMENT PLAN


The CCC Information Services Inc. 401(k) Retirement Savings & Investment Plan (the "Plan") is hereby amended, effective as of the dates set forth herein, in the following respects:

1. Section 2.6 of the Plan is amended, effective January 1, 2002, by restating subsection (a) to read as follows:

     "(a) all Before-Tax Contributions, Employer Matching Contributions, and Profit Sharing Contributions allocated to the Accounts of a Participant under this Plan;"

2. Section 2.12 of the Plan is amended, effective January 1, 2002, by adding the following paragraph at the end thereof:

     "Effective January 1, 2002, to the extent applicable and for purposes of the definition of Considered Compensation under this Section 2.12, amounts under Code Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

3. Section 2.25 of the Plan is amended, effective January 1, 1997, by inserting the following phrase immediately after the term "means" in the first sentence therein:

     ",  effective  January  1,  1997,"

4. Section 2.27 of the Plan is amended, effective January 1, 1997, by deleting subsection (c) in its entirety and replacing it with the following:

     "(c) effective January 1, 1997, such services have been performed under the primary direction or control of the Employer or an Affiliate."

5. Effective January 1, 2002, Article II of the Plan is amended by inserting a new Section 2.36A therein to read as follows:

     "2.36A.  "PROFIT  SHARING CONTRIBUTION" means the contribution described in
     Section  4.8  of  the  Plan."

6. Section 2.38 of the Plan is amended, effective January 1, 2002, by adding the following paragraph to the end thereof:

     "Effective January 1, 2002, the Plan will accept a direct rollover of an eligible rollover distribution from (i) a qualified plan described in Code
     Section 401(a) or 403(a), excluding after-tax contributions; (ii) an annuity contract described in Code Section 403(b), excluding after-tax employee contributions; and (iii) an eligible plan under Code Section 457(b) that is maintained by a state, a political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state. The Plan will also accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code Sections 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income."

7.     Section  3.1  of  the  Plan  is  amended  in  the  following  respects:

     (a) effective January 1, 2001, by adding the following paragraph (d) at the end thereof:

          "(d) Notwithstanding any provision in this Section 3.1 to the contrary, Eligible Employees shall be eligible to receive Employer Matching Contributions on the Entry Date following the completion of six consecutive months of service beginning on the date on which such Eligible Employee commences employment with the Employer."

     (b) effective January 1, 2002, by adding the following paragraph (e) at the end thereof:

          "(e) Effective January 1, 2002, all Participants in the Plan shall be eligible to receive a Profit Sharing Contribution, if any, in accordance with Section 4.8, provided that such Participant is employed with the Employer on the last day of the Plan Year."

8. Section 3.2 of the Plan is amended, effective January 1, 2002, by deleting the last sentence in its entirety and replacing it with the following:

          "Subject to such rules as shall be prescribed by the Committee, an Eligible Employee who has met the eligibility requirements of Section 3.1(b) or (c) shall become a Participant as of the first Entry Date after his or her completion of an election to participate in the Plan."

9. Section 4.1 of the Plan is amended, effective January 1, 2002, by restating the first and second sentences therein to read as follows:

          "Subject to the right reserved to the Employer to alter, amend or discontinue this Plan and the Trust, the Employer shall contribute to the Trust Fund, for each Plan Year, an amount equal to the sum of:

               (a)  the  Before-Tax  Contributions;

               (b)  the  Employer  Matching  Contributions;  and

               (c)  the  Profit  Sharing  Contributions.

          Notwithstanding the foregoing, the total Employer contributions made under Sections 4.1(b) and (c) for any taxable year shall not exceed the amount deductible for that year under Code Section 404(a)(3)(A) and shall not exceed the total amount allowable as Annual Additions to Participants' Accounts for the Plan Year in which the taxable year ends."

10. Section 4.3 of the Plan is amended, effective January 1, 2002, by deleting the first sentence in subsection (a) in its entirety and replacing it with the following:

          "In no event shall a Participant's Before-Tax Contributions during any calendar year exceed the dollar limitation set forth in Code Section 402(g) in effect at the beginning of such calendar year (which, for 2002, shall be $11,000), as adjusted by the Secretary of the Treasury, except to the extent permitted under Section 4.7 and Code Section 414(v)."

11. Article IV of the Plan is amended, effective January 1, 2002, by adding the following new Section 4.8 at the end thereof:

          "4.8. PROFIT SHARING CONTRIBUTIONS. For any Plan Year beginning on or after January 1, 2002, the Employer may contribute, in its sole discretion and on a non-discriminatory basis, a Profit Sharing Contribution on behalf of each Participant who is employed with the Employer on the last day of the Plan Year. Such Profit Sharing
          Contribution, if any, shall be allocated in an equal amount to each Participant's Profit Sharing Account in the form of a lump sum cash payment; provided, however, that any such amount shall be immediately invested in shares of CCC Information Services Group Inc. stock ("CCC Stock") in accordance with Section 6.2(g)."

12. Section 6.1 of the Plan is amended, effective January 1, 2002, by deleting the first sentence in subsection (a) in its entirety and replacing it with the following:

          "For each Participant, there shall be maintained, as appropriate, a separate Before-Tax Account, Matching Account (which shall be divided into a Pre-1999 Matching Subaccount and a Post-1998 Matching Subaccount), a Profit Sharing Account, and a Rollover Account."

13. Section 6.2 of the Plan is amended, effective January 1, 2002, in the following respects:

          (a) by deleting the first sentence of subsection (b)(i) in its entirety and replacing it with the following:

          "One Fund shall be the CCC Stock Fund, through which the Participant may invest in CCC Stock; provided, however, that any such investment in CCC Stock shall be limited, for the applicable Plan Year, to 25% of the sum of (A) the Before-Tax Contributions that are made on behalf of the Participant for that Plan Year and (B) any amounts transferred to the CCC Stock Fund from another Fund during that Plan Year."

(b) by adding the following paragraph to the end of subsection (b)(i) therein:

          "Notwithstanding the foregoing, no Participant shall hold more than 25% of his or her Account balance in CCC Stock at any time during any Plan Year, unless the amount in excess of 25% is attributable to (A) an allocation of Employer Matching Contributions or Profit Sharing Contributions prior to the time at which such amount is transferred from the initial investment in the CCC Stock Fund to another Fund, or
          (B) a change in the value of the CCC Stock Fund that results from market fluctuations."

(c)     by  adding  the  following  new  subsection  (g)  to  the  end  thereof:

          "Any Profit Sharing Contributions that are allocated to a Participant's Profit Sharing Account shall be immediately invested in the CCC Stock Fund on the date on which such allocations are made, irrespective of whether the limitations set forth in Section 6.2(b)(i) have been exceeded with respect to that Participant for the applicable Plan Year. Notwithstanding the foregoing, the Participant may transfer such amounts out of the CCC Stock Fund and to another Fund at any time and without restriction by giving notice thereof to the Trustee in the time and in the manner specified by the Trustee."

14. Section 6.3 of the Plan is amended, effective January 1, 2002, in the following respects:

          (a) by deleting paragraph (iv) of subsection (a) in its entirety and replacing it with the following:

               "(iv)  fourth,  allocate Profit Sharing Contributions pursuant to
               Section  4.8;  and

               (v) fifth, allocate Rollover Contributions pursuant to Section 5.2."

          (b) by adding the following parenthetical at the end of the first sentence of subsection

          (b)  therein:

               "(except with respect to Profit Sharing Contributions, which shall be allocated to the Participant's Profit Sharing Account as soon as feasible after such contributions are paid to the Trustee in accordance with Section 4.8.)"

15. Section 7.1 of the Plan is amended, effective January 1, 2002, by deleting paragraph (i) of subsection (a) in its entirety and replacing it with the following:

               "(i) the value of the Participant's Before-Tax Account, Pre-1999 Matching Subaccount, Profit Sharing Account, and Rollover Account; and"

16. Section 7.5 of the Plan is amended, effective January 1, 2002, by deleting the first sentence therein in its entirety and replacing it with the following:

          "A   Participant's   interest   in  his  or  her  Before-Tax  Account,
          Pre-1999-Matching Subaccount, Profit Sharing Account, and Rollover Account shall be nonforfeitable at all times."

17. Section 8.1 of the Plan is amended, effective January 1, 2001, in the following respects:

          (a) by deleting paragraph (i) of subsection (c) in its entirety and replacing it with the following:

               "(i)  by  one  lump  sum  payment  in  cash;  or"

          (b) by deleting the second to last sentence of subsection (c) in its entirety and replacing it with the following:

               "If no election as to the form of distribution is made, such distribution shall be made in a lump sum payment in cash."

          (c) by inserting the phrase "in cash" immediately after the phrase "lump sum payment" in the first sentence of subsection (e) therein.

18. Section 8.2 of the Plan is amended, effective January 1, 2001, in the following respects:

          (a) by inserting the phrase "in cash" immediately after the phrase "lump sum amount" in subsections (a)(i) and (a)(ii) in each place that such phrase appears therein.

          (b) by inserting the phrase "payment in cash" immediately after the phrase "lump sum" in subsection (c) therein.

19. Section 8.10 of the Plan is amended, effective January 1, 2002, by restating that Section to read as follows:

          "8.10.  CLAIMS  PROCEDURE.

          A Participant or Beneficiary (a "Claimant") may present a claim for a Plan benefit to the Committee, including one greater than that initially determined by the Committee. The claim for benefits must be in writing and addressed to the Committee or its designee.

          The Committee shall render a decision on the claim within 90 days of the Committee's receipt of the Claimant's written claim for benefits. If special circumstances prevent a claim from being processed within 90 days, the Committee shall notify the Claimant, prior to the termination of the initial 90-day period, of the special circumstances requiring an extension of time and that the time for making the decision will require up to an additional 90 days. If notice of the adverse benefit determination is not furnished within the 90-day period (or 180 days, if an extension is necessary), the claim shall be deemed denied.

          The Committee shall provide adequate notice, in writing or electronically, to the Claimant of an adverse benefit determination. The Committee's notice to the Claimant shall be stated in a manner that is calculated to be understood by the Claimant and shall set forth:

               (a)  The  specific  reason for the adverse benefit determination;

               (b) Specific references to the pertinent Plan provisions on which the Committee based its adverse benefit determination;

               (c) A description of any additional material and information needed for the Claimant to perfect the claim and an explanation of why the material or information is needed; and

               (d) An explanation that any appeal that the Claimant wishes to make must be submitted in writing, to the Committee, within 60 days after the receipt of the Committee's notice of the adverse benefit determination. The Committee's notice shall further advise the Claimant that the failure to appeal the action to the Committee in writing within the 60-day period shall render the Committee's determination final, binding, and conclusive. The notice shall also include a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination.

          A Claimant who wishes to use the Plan's claim appeal procedure must, within 60 days of receiving the Committee's notice of an adverse benefit determination or within 60 days of the date on which the claim is deemed denied, or such later time as shall be deemed reasonable in the sole discretion of the Committee after taking into account the nature of the benefit subject to the claim and other attendant circumstances, notify the Committee that a full and fair review of the adverse benefit determination is requested, including the holding of a hearing, if deemed necessary by the Committee. Claimants shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. In addition, the Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits. In connection with the Claimant's appeal of the adverse benefit determination, the Committee shall review all relevant documents relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination, and may submit issues and comments in writing.

          The Committee shall reexamine all facts related to the appeal and make a final determination as to whether the adverse benefit determination is justified under the circumstances. The Committee shall advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day limit infeasible, in which case written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the determination on review. However, in no event shall the Committee render a decision later than 120 days after its receipt of a request for review.

          The Claimant shall be notified of the Committee's decision in writing or electronically. In the case of an adverse benefit determination, such notice shall be written in a manner that is calculated to be understood by the Claimant and shall include the specific reasons for the adverse benefit determination and specific references to any facts or any provisions of the Plan on which the adverse benefit determination on appeal is based. In addition, such notice shall contain a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits, and contain a statement of the Claimant's right to bring an action under Section 502(a) of ERISA."

20.     Section  8.11  of  the  Plan  is  amended  in  the  following  respects:

          (a) effective January 1, 1999, by inserting the following phrase immediately after the phrase "any 401(k) hardship withdrawal" in subsection (b) therein:

               ",  effective  January  1,  1999"

          (b) effective January 1, 2002, by inserting the following paragraph at the end of subsection (b) therein:

               "Effective January 1, 2002, any amount that is distributed on account of hardship shall not be an eligible rollover distribution, and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan."

21.     Section  9.1  of  the  Plan  is  amended  in  the  following  respects:

          (a) effective January 1, 2002, by deleting the last sentence in the second paragraph of subsection (a) in its entirety and replacing it with the following:

          "For purposes of this paragraph, annual compensation means compensation within the meaning of Code Section 415(c)(3). Effective for Plan Years beginning after December 31, 2001, the Determination Period is the Plan Year that contains the Top-Heavy Determination Date."

          (b) effective January 1, 2002, by inserting the following parenthetical immediately after the phrase "5-year period ending on the Top-Heavy Determination Date(s)" and the phrase "5-year period ending on the Top-Heavy Determination Date" in each place that either of such phrases appear in subsections (c)(i), (c)(ii), and (c)(iii) therein:

          "(or, effective January 1, 2002, the 1-year period ending on the Top-Heavy Determination Date(s))"

          (c) effective January 1, 2001, by deleting subsection (f) in its entirety and replacing it with the following:

          "(f) "Top-Heavy Determination Date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year or, for the first Plan Year of the Plan, the last day of that year."

22. Section 9.2 of the Plan is amended, effective January 1, 2001, in the following respects:

          (a)  by  deleting the phrase "Except as otherwise provided in (ii) and
          (iii) below" in the first sentence of subsection (a) therein and replacing it with the following:

               "Except  as  otherwise  provided  in  (i)  and  (ii)  below"

          (b) by deleting the term "(iii)" and replacing it with the term "(ii)" in the last full paragraph of subsection (a) therein.

23. Section 12.3 of the Plan is amended, effective January 1, 2002, by deleting that Section in its entirety and replacing it with the following:

          "12.3 FORM OF AMENDMENT, DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS, AND TERMINATION. Any amendment, discontinuance of Employer contributions or termination shall be made only by resolution of the Board of Directors of the Company or by any person so duly authorized by the Board of Directors; provided, however, that approval of the Board of Directors shall not be required to incorporate any changes that, in the opinion of the Committee or the Company, are required by applicable law or do not materially increase the costs of administering or funding the Plan."

24. Section 13.3 of the Plan is amended, effective January 1, 2001, by inserting the following phrase immediately after the term "lump sum" in the second sentence therein:

          "payment  (in  cash)"

          IN WITNESS WHEREOF, CCC Information Services Inc. has caused this First Amendment to the Plan to be executed by its duly authorized officer.

                                                   CCC INFORMATION SERVICES INC.